Exhibit 10.24

EXECUTION COPY

AMENDMENT NO. 1

Dated as of May 28, 2014

to

REVOLVING LOAN AND LETTER OF CREDIT FACILITY AGREEMENT

Dated as of November 9, 2012

THIS AMENDMENT NO. 1 (“Amendment”) is made as of May 28, 2014 by and among Fluor Corporation (the “Borrower”),  the financial institutions listed on the signature pages hereof and BNP Paribas, as Administrative Agent (the “Administrative Agent”), under that certain Revolving Loan and Letter of Credit Facility Agreement dated as of November 9, 2012 by and among the Borrower, the Lenders and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Facility Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Facility Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to certain amendments to the Facility Agreement;

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1.                                      Amendments to Facility Agreement.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Facility Agreement is hereby amended as follows:

(a)                                 Section 1.01 of the Facility Agreement is amended to add the following new definitions therein in the appropriate alphabetical order and, where applicable, replace the corresponding previously existing definitions:

“Additional Commitment Lender” has the meaning specified in Section 2.25(d).

“Change in Law” has the meaning specified in Section 2.17(a).

“Competitor” means any Person that is engaged directly, as a significant part of its activities, in the business of delivering engineering, procurement, construction, maintenance, and project management to governments and clients in diverse industries.

“Eurodollar Rate” means, for any Interest Rate Determination Date with respect to any Eurodollar Rate Revolving Advances for any Interest Period therefor, an interest rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the rate per annum obtained by dividing (i) (a) the rate per annum determined by the Administrative Agent administered by ICE Benchmark Administration Limited (or any other Person that takes over the administration of such rate as reasonably determined by the Administrative Agent) for deposits (for delivery on the first day of such period) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date (as set forth by Bloomberg Information Service or any successor thereto or any other service selected by Administrative Agent which has been nominated by ICE Benchmark Administration Limited as an authorized information vendor for the purpose of displaying such rates) (in each case the “Eurodollar Screen Rate”); provided that, if the Eurodollar Screen Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement or (b) in the event the rate referenced in the preceding clause (a) is not available at such time for such Interest Period (the “Impacted Interest Period”), then the Eurodollar Rate for such Interest Period shall be the Interpolated Rate; provided, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement, by (ii) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.  It is understood and agreed that all of the terms and conditions of this definition of “Eurodollar Rate” shall be subject to Section 2.05(e).

“Eurodollar Screen Rate” has the meaning assigned to such term in the definition of “Eurodollar Rate”.

“Existing Maturity Date” has the meaning specified in Section 2.25(a).

“Extending Lender” has the meaning specified in Section 2.25(b).

“Extension Date” has the meaning specified in Section 2.25(a).

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator (including any central bank or any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank).

“Impacted Interest Period” has the meaning assigned to such term in the definition of “Eurodollar Rate”.

“Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the Eurodollar Screen Rate for the longest period (for which the Eurodollar Screen Rate is available) that is shorter than the Impacted Interest Period and (b) the Eurodollar Screen Rate for the shortest period (for which the Eurodollar Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time.

“Issuing Lender” means BNPP, Bank of America, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., Sumitomo Mitsui Banking Corporation and, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld) and at the request of the Borrower, any other Lender that agrees to be an Issuing Lender hereunder, each in its capacity as an issuer of Letters of Credit hereunder, and its successors, and the term “Issuing Lenders” means all such Persons, collectively.

“Lender Notice Date” has the meaning specified in Section 2.25(b).

“Maturity Date” means May 28, 2019, subject to extension (in the case of each Lender consenting thereto) as provided in Section 2.25; provided, however, that if such date is not a Business Day, the Maturity Date shall be the immediately preceding Business Day.

“Non-Extending Lender” has the meaning specified in Section 2.25(b).

“Sanctions” has the meaning specified in Section 4.14.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

(b)                                 The definition of “Applicable Percentage” appearing in Section 1.01 of the Facility Agreement is amended to delete the phrase “to make Revolving Advances” appearing in the second sentence thereof.

(c)                                  The definition of “Applicable Rate” appearing in Section 1.01 of the Facility Agreement is amended to amend and restate each pricing grid set forth therein in its entirety to read as follows:

Applicable Rate for Revolving Advances
Pricing Level	Ratings S&P/Moody’s	Applicable Rate for Commitment Fees	Eurodollar Rate Revolving Advances	Base Rate Revolving Advances
1	A/A2 or better	7.0 basis points	87.5 basis points	0 basis points
2	A-/A3	9.0 basis points	100.0 basis points	0 basis points
3	BBB+/Baa1	12.0 basis points	112.5 basis points	12.5 basis points
4	BBB/Baa2 or worse	15.0 basis points	125.0 basis points	25.0 basis points

Pricing Level	Ratings S&P/Moody’s	Applicable Rate for Financial Letters of Credit	Applicable Rate for Performance Letters of Credit
1	A/A2 or better	87.5 basis points	50.0 basis points
2	A-/A3	100.0 basis points	55.0 basis points
3	BBB+/Baa1	112.5 basis points	62.5 basis points
4	BBB/Baa2 or worse	125.0 basis points	70.0 basis points

(d)                                 The definition of “Base Rate” appearing in Section 1.01 of the Facility Agreement is amended to delete the word “or” appearing immediately after clause (b) thereof and replace such word with the word “and”.

(e)                                  The definition of “Consolidated Debt” appearing in Section 1.01 of the Facility Agreement is amended to (i) delete the phrase “FASB Interpretation No. 46, Consolidation of Variable Interest Entities (January 2003)” appearing in the parenthetical therein and replace such phrase with the phrase “the Accounting Standards Codification 810, Consolidation”, (ii) delete the phrase “by separate line item” appearing therein and (iii) delete the phrase “non-recourse to the Borrower and its Subsidiaries” appearing at the end thereof and replace such phrase with the phrase “debt related to a variable interest entity”.

(f)                                   The definition of “Debt” appearing in Section 1.01 of the Facility Agreement is amended to (i) delete the phrase “FASB Interpretation No. 46, Consolidation of Variable Interest Entities (January 2003)” appearing in the parenthetical in last sentence thereof and replace such phrase with the phrase “the Accounting Standards Codification 810, Consolidation”, (ii) delete the phrase “by separate line item” appearing in last sentence thereof and (iii) delete the phrase “non-recourse to the Borrower and its Subsidiaries” appearing at the end thereof and replace such phrase with the phrase “debt related to a variable interest entity”.

(g)                                  The definition of “Defaulting Lender” appearing in Section 1.01 of the Facility Agreement is amended to delete each reference to “Loans” appearing therein and replace each such reference with the phrase “Revolving Advances”.

(h)                                 The definition of “GAAP” appearing in Section 1.01 of the Facility Agreement is amended to delete the reference to “December 31, 2011” appearing therein and replace such reference with a reference to “December 31, 2013”.

(i)                                     The definition of “Material Adverse Change” appearing in Section 1.01 of the Facility Agreement is amended to delete the reference to “December 31, 2011” appearing therein and replace such reference with a reference to “December 31, 2013”.

(j)                                    The definition of “Permitted Cover” appearing in Section 1.01 of the Facility Agreement is amended to delete the phrase “excluding the Lenders” appearing in the parenthetical therein and replace such phrase with the phrase “excluding Letters of Credit issued pursuant to this Agreement”.

(k)                                 The definition of “Permitted Investments” appearing in Section 1.01 of the Facility Agreement is amended to (i) delete the word “and” appearing immediately after clause (iv) thereof and add the word “and” immediately after clause (ii) thereof, (ii) delete clauses (iii) and (v) thereof in their entirety, (iii) change clause (iv) thereof to new clause (iii) thereof and (iv) delete the amount “$100,000,000” appearing therein and replace such amount with the amount “$10,000,000,000”.

(l)                                     The definition of “Required Lenders” appearing in Section 1.01 of the Facility Agreement is amended to delete the phrase “if the commitment of each Lender to make Revolving Advances” appearing therein and replace such phrase with the phrase “if the Commitment of each Lender”.

(m)                             Section 2.05(a) of the Facility Agreement is amended to delete the word “unpaid” appearing immediately after the phrase “the Borrower shall pay interest on the” therein and replace such word with the word “outstanding”.

(n)                                 Section 2.05(b)(ii) of the Facility Agreement is amended to delete the phrase “, nine” appearing therein.

(o)                                 Section 2.05(b)(iii) of the Facility Agreement is amended to delete the word “next” appearing immediately before the phrase “preceding Business Day” appearing therein and replace such word with the word “immediately”.

(p)                                 Section 2.07(b) of the Facility Agreement is amended to (i) add the phrase “or stated” immediately after the phrase “The face” appearing in the fifth sentence thereof and (ii) add the following sentence immediately after the first sentence thereof:

For the avoidance of doubt, if the Maturity Date shall be extended pursuant to Section 2.25, “Maturity Date” as referenced in this clause (b) shall refer to the Maturity Date as extended pursuant to Section 2.25; provided that, notwithstanding anything in this Agreement (including Section 2.25 hereof) or any other Loan Document to the contrary, the Maturity Date, as such term is used in reference to the Issuing Lender or any Letter of Credit issued thereby, may not be extended without the prior written consent of the relevant Issuing Lender.

(q)                                 Section 2.12(a) of the Facility Agreement is amended to add the following sentence to the end thereof:

All such cash collateral amounts shall be held in a separate account and shall not be commingled with other funds of the Administrative Agent unless the Administrative Agent elects to make a Permitted Investment, as described below.

(r)                                    Section 2.12(d) of the Facility Agreement is amended to add the phrase “Permitted Investments” immediately before the phrase “activities shall be for the account of” appearing in the fifth sentence thereof.

(s)                                   Section 2.14 of the Facility Agreement is amended to (i) add the phrase “without set-off, deduction or counterclaim,” immediately following the phrase “New York, New York,” appearing in clause (a) thereof and (ii) delete the reference to “Sections 7.09 and 8.03” appearing in clause (d) thereof and replace such reference with a reference to “Sections 7.06 and 8.03”.

(t)                                    Section 2.17 of the Facility Agreement is amended to (i) add the parenthetical “(any such occurrence, a “Change in Law”)” to the end of the first paragraph of clause (a) thereof and (ii) amend and restate clause (b) thereof to read as follows:

(b)                                 Capital Adequacy.  If after the date hereof, any Lender shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy or liquidity requirements, or any Change in Law occurs, or compliance by any Lender (or its Lending Office or any Person directly or indirectly owning or controlling such Lender) with any request or directive regarding capital adequacy or liquidity requirements (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender’s capital as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s policies with respect to capital adequacy and liquidity) by an amount deemed by such Lender to be material, then from time to time, within 10 Business Days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

(u)                                 Section 2.22 of the Facility Agreement is amended to delete each reference to “Loans” appearing in the last paragraph thereof and replace each such reference with the phrase “Revolving Advances”.

(v)                                 Section 2.24 of the Facility Agreement is amended to delete each reference to “the Company” appearing therein and to replace each such reference with “the Borrower”.

(w)                               Article II of the Facility Agreement is amended to add the following as a new Section 2.25 thereof:

SECTION 2.25.                                                        Extension of Maturity Date.

(a)                                 Requests for Extension.  The Borrower may, by notice to the Administrative Agent (who shall promptly notify the Lenders) not earlier than 60 days and not later than 30 days prior to each anniversary of the date of this Agreement (each such date, an “Extension Date”), request that each Lender extend such Lender’s Maturity Date to the date that is one year after the Maturity Date then in effect for such Lender (the “Existing Maturity Date”).

(b)                                 Lender Elections to Extend.  Each Lender, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not later than the date that is 15 days after the date on which the Administrative Agent received the Borrower’s extension request (the “Lender Notice Date”), advise the Administrative Agent whether or not such Lender agrees to such extension (each Lender that determines to so extend its Maturity Date, an “Extending Lender”).  Each Lender that determines not to so extend its Maturity Date (a “Non-Extending Lender”) shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Lender Notice Date), and any Lender that does not so advise the Administrative Agent on or before the Lender Notice Date shall be deemed to be a Non-Extending Lender.  The election of any Lender to agree to such extension shall not obligate any other Lender to so agree, and it is understood and agreed that no Lender shall have any obligation whatsoever to agree to any request made by the Borrower for extension of the Maturity Date.

(c)                                  Notification by Administrative Agent.  The Administrative Agent shall notify the Borrower of each Lender’s determination under this Section no later than the date that is 15 days prior to the applicable Extension Date (or, if such date is not a Business Day, on the next preceding Business Day).

(d)                                 Additional Commitment Lenders.  The Borrower shall have the right, but shall not be obligated, on or before the applicable Maturity Date for any Non-Extending Lender to replace such Non-Extending Lender with, and add as “Lenders” under this Agreement in place thereof, one or more banks, financial institutions or other entities (each, an “Additional Commitment Lender”) approved by the Administrative Agent in accordance with the procedures provided in Section 2.24, each of which Additional Commitment Lenders shall have entered into an Assignment and Assumption Agreement (in accordance with and subject to the restrictions contained in Section 8.06, with the Borrower or replacement Lender obligated to pay any applicable processing or recordation fee) with such Non-Extending Lender, pursuant to which such Additional Commitment Lenders shall, effective on or before the applicable Maturity Date for such Non-Extending Lender, assume a Commitment (and, if any such Additional Commitment Lender is already a Lender, its Commitment shall be in addition to such Lender’s Commitment hereunder on such date).  The Administrative Agent may effect such amendments to this Agreement as are reasonably necessary to provide for any such extensions with the consent of the Borrower but without the consent of any other Lenders.

(e)                                  Minimum Extension Requirement.   If (and only if) the total of the Commitments in respect of the Revolving Facility Sublimit of the Lenders that have agreed to extend their Maturity Date and the additional Commitments of the Additional Commitment Lenders is more than 50% of the aggregate amount of the Revolving Facility Sublimit in effect immediately prior to the applicable Extension Date, then, effective as of the applicable Extension Date, the Maturity Date of each Extending Lender and of each Additional Commitment Lender shall be extended to the date that is one year after the Existing Maturity Date (except that, if such date is not a Business Day, such Maturity Date as so extended shall be the next preceding Business Day) and each Additional Commitment Lender shall thereupon become a “Lender” for all purposes of this Agreement and shall be bound by the provisions of this Agreement as a Lender hereunder and shall have the obligations of a Lender hereunder.

(f)                                   Conditions to Effectiveness of Extension.  Notwithstanding the foregoing, (x) no more than two (2) extensions of the Maturity Date shall be permitted hereunder and (y) any extension of any Maturity Date pursuant to this Section 2.25 shall not be effective with respect to any Lender unless:

(i)                                     no Default shall have occurred and be continuing on the applicable Extension Date and immediately after giving effect thereto;

(ii)                                  all representations and warranties of the Borrower contained in Article IV of this Agreement (other than the representation and warranty of the Borrower contained in Section 4.04(b) hereof) shall be true (except that for purposes of this Section 2.25(f), the representations and warranties contained in Section 4.04(a) shall be deemed to refer to the most recent statements furnished pursuant to Section 5.01(a)) on and as of the applicable Extension Date and after giving effect thereto, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

(iii)                               no default or event of default under any project engineering, procurement, construction, maintenance and related activities and/or contracts of the Borrower or any of its Subsidiaries shall have occurred and be continuing on and as of the applicable Extension Date and after giving effect thereto which could reasonably be expected to materially and adversely affect the ability of the Borrower to perform its obligations under the Loan Documents; and

(iv)                              the Administrative Agent shall have received a certificate from the Borrower signed by a senior vice president, the chief financial officer or the treasurer of the Borrower (A) certifying the accuracy of the foregoing clauses (i),

(ii) and (iii) and (B) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such extension.

(g)                                  Maturity Date for Non-Extending Lenders.  On the Maturity Date of each Non-Extending Lender, (i) the Commitment of each Non-Extending Lender shall automatically terminate and (ii) the Borrower shall repay such Non-Extending Lender in accordance with Section 2.03 (and shall pay to such Non-Extending Lender all of the other Obligations owing to it under this Agreement) and after giving effect thereto shall prepay any Revolving Advances outstanding on such date (and pay any additional amounts required pursuant to Section 8.03(d)) to the extent necessary to keep outstanding Revolving Advances ratable with any revised Applicable Percentages of the respective Lenders effective as of such date, and the Administrative Agent shall administer any necessary reallocation of the outstanding Revolving Advances and LC Exposures (without regard to any minimum borrowing, pro rata borrowing and/or pro rata payment requirements contained elsewhere in this Agreement).

(h)                                 Conflicting Provisions.  This Section shall supersede any provisions in Section 2.14 or Section 8.05 to the contrary.

(x)                                 Section 3.02(c) of the Facility Agreement is amended to delete the word “After” appearing at the beginning of the first sentence thereof and to replace such word with “At the time of and immediately after”.

(y)                                 Section 4.04(a) of the Facility Agreement is amended to delete each reference to “December 31, 2011” appearing therein and replace each such reference with a reference to “December 31, 2013”.

(z)                                  Section 4.10 of the Facility Agreement is amended to add the following sentence to the end thereof:

The Borrower will not, directly or indirectly, use the proceeds of the Revolving Advances or Letters of Credit, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Revolving Advances, whether as underwriter, advisor, investor, or otherwise).

(aa)                          Article IV of the Facility Agreement is amended to add the following as a new Section 4.14 thereof:

SECTION 4.14.                                                        Sanctions.

None of the Borrower, any of its Subsidiaries or any director, officer or Affiliate or, to the knowledge of the Borrower, any employee or agent, of the Borrower or any of its Subsidiaries is an individual or entity (“Person”) that is, or is owned or controlled by Persons that: (i) are the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or

(ii) have a place of business or are organized or resident in a country or territory that is, or whose government is, the subject of comprehensive Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan and Syria.

(bb)                          Section 5.01 of the Facility Agreement is amended to (i) delete the phrase “100 days” appearing in clause (a) thereof and replace such phrase with the phrase “one hundred (100) days”, (ii) delete the phrase “55 days” appearing in clause (b) thereof and replace such phrase with the phrase “fifty-five (55) days” and (iii) delete the phrase “three quarters” appearing in clause (b) thereof and replace such phrase with the phrase “three (3) quarters”.

(cc)                            Section 5.04 of the Facility Agreement is amended to add the phrase “, subject in each case to Section 8.06(a)” at the end of the parenthetical appearing in clause (i) thereof.

(dd)                          Section 5.07(b) of the Facility Agreement is amended to delete the amount “$600,000,000” appearing therein and replace such amount with the amount “$750,000,000”.

(ee)                            Section 5.08 of the Facility Agreement is amended to (i) delete the word “and” immediately following clause (viii) thereof, (ii) change clause (ix) thereof to new clause (x) thereof and (iii) add the following as a new clause (ix) thereof:

(ix)                              Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other types of social security (other than a Lien imposed by ERISA) or to secure the performance of tenders, statutory obligations, bid and appeals bonds, contracts (other than for the repayment of borrowed money) and surety and performance bonds (including, without limitation, Liens securing obligations under indemnity agreements for surety bonds); and

(ff)                              Article V of the Facility Agreement is amended to add the following as a new Section 5.13 thereof:

SECTION 5.13.                                                        Use of Proceeds.

The Borrower will not, directly or indirectly, use the proceeds of the Revolving Advances or Letters of Credit in violation of Section 4.10.

(gg)                            Section 6.01(a) of the Facility Agreement is amended to delete the reference to “three days” appearing therein and replace such reference with a reference to “three (3) days”.

(hh)                          Section 6.01(b) of the Facility Agreement is amended to add the phrase “, or Section 5.13” immediately after the word “inclusive” appearing therein.

(ii)                                  Section 6.01(i) of the Facility Agreement is amended to delete the amount “$50,000,000” appearing therein and replace such amount with the amount “$100,000,000”.

(jj)                                Section 6.01 of the Facility Agreement is amended to delete each reference to “30 days” appearing in clauses (c), (h), (i), (j) and (l) thereof and replace each such reference with a reference to “thirty (30) days”.

(kk)                          Section 7.02 of the Facility Agreement is amended to add the phrase “or the Administrative Agent is not a Lender hereunder” immediately after the phrase “unless the context otherwise requires” appearing in the first sentence thereof.

(ll)                                  Section 7.10 of the Facility Agreement is amended to (i) add the phrase “Lenders or their Affiliates identified in this Agreement as” immediately before the phrase “Joint Lead Arrangers” appearing therein, (ii) delete the phrase “listed on the cover page hereof” appearing therein and (iii) delete the word “except” appearing immediately after the phrase “the other Loan Documents,” therein and replace such word with the phrase “other than, in the case of Lenders those applicable to all Lenders as such and”.

(mm)                  Section 8.03 of the Facility Agreement is amended to (i) add the phrase “or the use of proceeds of the Revolving Advances or Letters of Credit” immediately prior to the parenthetical “(collectively, “Losses”)” appearing in clause (c) thereof, (ii) delete the phrase “the Indemnitees” appearing in clause (c)(i) thereof and replace such phrase with “such Indemnitee”, (iii) delete the word “Loan” appearing in clause (d) thereof and replace such word with the phrase “Revolving Advance”, (iv) delete the word “or” appearing between clauses (a) and (b) of clause (d) thereof and (v) add the following as a new clause (c) to clause (d) thereof:

or (c) the assignment of any Eurodollar Rate Revolving Advance other than on the last day of an Interest Period therefor as a result of a request by the Borrower pursuant to Section 2.23;

(nn)                          Section 8.05 of the Facility Agreement is amended to (i) add the phrase “modify the definition of “Required Lenders” or” to the beginning of clause (vii) thereof, (ii) delete the word “and” appearing immediately before clause (b) in the last sentence thereof and (iii) add the phrase “and (c) the Maturity Date of this Agreement may be extended pursuant to the requirements contained in Section 2.25 of this Agreement” to the end of the last sentence thereof.

(oo)                          Section 8.06 of the Facility Agreement is amended to (i) add the phrase “and Obligations” immediately following the phrase “any of its rights” appearing in clause (a) thereof, (ii) delete the word “competitor” appearing in clause (b)(F) thereof and replace such word with “Competitor” and (iii) delete the phrase “an agent” appearing in clause (c) thereof and replace such phrase with “a non-fiduciary agent”.

(pp)                          Section 8.10 of the Facility Agreement is amended to amend and restate the first paragraph thereof in its entirety to read as follows:

In accordance with normal procedures regarding proprietary information supplied by customers, each of the Lenders agrees to keep confidential information relating to the Borrower or any Subsidiary received pursuant to or in connection with this Agreement and the transactions contemplated hereby (the “Information”), provided that nothing herein shall be construed to prevent the Administrative Agent, any Issuing Lender or any Lender from disclosing such Information (i) upon the order of any court or administrative agency, (ii) upon the request or demand of any regulatory agency or authority having jurisdiction over the Administrative Agent, such Issuing Lender or such Lender or any of their respective Affiliates (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (iii) which has been publicly disclosed (other than as a result of a breach of this Section), (iv) which has been lawfully obtained on a nonconfidential basis by the Administrative Agent, any Issuing Lender or any of the Lenders from a Person other than the Borrower, any Subsidiary, the Administrative Agent, any Issuing Lender or any other Lender, (v) to any participant in or assignee of, or prospective participant in or assignee of, all or any part of the rights and obligations of the Administrative Agent, such Issuing Lender or such Lender under this Agreement or to any actual or prospective counterparty (or its advisors) to any securitization, swap or derivative transaction relating to the Borrower, any Subsidiary, and the Obligations (provided that such participant, assignee or counterparty, or prospective participant, assignee or counterparty agrees to comply with the confidentiality requirements set forth in this Section 8.10), (vi) to the Administrative Agent’s, such Issuing Lender’s or such Lender’s independent auditors or outside legal counsel, (vii) to its Affiliates (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (viii) to any other party to this Agreement or (ix) to the extent required in connection with the exercise of any remedies, the enforcement of rights hereunder or any litigation relating to this Agreement to which the Administrative Agent, such Issuing Lender or such Lender is a party (and the Administrative Agent, such Issuing Lender or such Lender shall use its commercially reasonable efforts to give prior notice of any such disclosure under this clause (ix) to the extent permitted by applicable law; provided that the disclosing party shall have no liability to the Borrower as a result of any failure to provide such prior notice).

(qq)                          Section 8.14 of the Facility Agreement is amended to delete the word “NONEXCLUSIVE” appearing therein and to replace such word with “EXCLUSIVE”.

(rr)                                Section 8.16 of the Facility Agreement is amended and restated in its entirety to read as follows:

SECTION 8.16.  No Advisory or Fiduciary Responsibility.  In connection with all aspects of each transaction contemplated hereby, the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Joint Lead Arrangers and the Lenders, on the other hand, and the Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, each of the Administrative Agent, each Joint Lead Arranger and each Lender is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person; (iii) none of the Administrative Agent nor any Joint Lead Arranger nor any Lender has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether the Administrative Agent or any Joint Lead Arranger or any Lender has advised or is currently advising the Borrower or any of its Affiliates on other matters) and none of the Administrative Agent nor any Joint Lead Arranger nor any Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Administrative Agent, the Joint Lead Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Administrative Agent nor any Joint Lead Arranger nor any Lender has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Administrative Agent, the Joint Lead Arrangers and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate.  The Borrower hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent, the Joint Lead Arrangers and the Lenders with respect to any breach or alleged breach of any advisory, agency or fiduciary duty.

(ss)                              Annex 1 to Exhibit B to the Facility Agreement is amended to (i) change clause (vii) appearing in Section 1.2 thereof to a new clause (viii) of Section 1.2 thereof and (ii) add “(vii) it is not a Competitor of the Borrower and” as a new clause (vii) of Section 1.2 thereof.

2.                                      Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)                                 The Administrative Agent shall have received:

(i)                                     counterparts of this Amendment duly executed by the Borrower, each of the Lenders, each of the Issuing Lenders and the Administrative Agent;

(ii)                                  a certificate, dated as of the date hereof, of the Secretary or Assistant Secretary of the Borrower (A) attaching a true and complete copy of the resolutions of its Board of Directors authorizing the execution and delivery of this Amendment by the Borrower and the performance of the Borrower’s obligations hereunder and under the Facility Agreement as amended by this Amendment, and of all other documents evidencing other necessary action (in form and substance reasonably satisfactory to the Administrative Agent) taken by it to authorize this Amendment, the amended Facility Agreement and the transactions contemplated hereby and thereby, (B) attaching a true and complete copy of its certificate of incorporation and bylaws, (C) certifying that said certificate of incorporation and bylaws are true and complete copies thereof, are in full force and effect and have not been amended or modified, and (D) setting forth the incumbency of its officer or officers who may sign this Amendment, including therein a signature specimen of such officer or officers;

(iii)                               a certificate of good standing for the Borrower from the Secretary of State of the State of Delaware, dated a recent date prior to this Amendment;

(iv)                              a certificate, dated as of the date hereof, signed by a senior vice president, the chief financial officer or the treasurer of the Borrower certifying as of the date hereof (x) that after giving effect to this Amendment (A) no Default has occurred and is continuing, (B) all representations and warranties of the Borrower contained in Article IV of the Facility Agreement, as amended hereby, are true and correct as of the date hereof, (C) no default or event of default under any project engineering, procurement, construction, maintenance and related activities and/or contracts of the Borrower or any of its Subsidiaries has occurred and is continuing which could reasonably be expected to materially and adversely affect the ability of the Borrower to perform its obligations under the Loan Documents (as amended hereby), (D) there exists no Material Adverse Change and (E) there exists no injunction, writ, preliminary restraining order or other order of any nature issued by any Governmental Authority in any respect directly affecting the transactions provided for herein or by the Facility Agreement as amended hereby and no action or proceeding by or before any Governmental Authority has been commenced and is pending or, to the knowledge of the Borrower, threatened, seeking to prevent or delay the transactions contemplated by this Amendment and the Loan Documents (as amended hereby) or challenging any other terms and provisions hereof or thereof or seeking any damages in connection therewith and (y) the current Ratings; and

(v)                                 an opinion of counsel for the Borrower covering such matters relating to the transactions contemplated hereby and by the Facility Agreement (as amended hereby) as the Administrative Agent may reasonably request, dated as of the date hereof.

(b)                                 The Administrative Agent shall have received, for the account of each Lender party hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an upfront fee in an amount equal to the amount previously disclosed to the Lenders.

(c)                                  The Borrower shall have paid, to the extent invoiced, all out-of-pocket expenses of the Administrative Agent (including reasonable attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents.

3.                                      Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants that this Amendment and the Facility Agreement, as amended hereby, constitute valid and binding agreements of the Borrower, enforceable in accordance with their terms.

4.                                      Reference to and Effect on the Facility Agreement.

(a)                                 Upon the effectiveness hereof, each reference to the Facility Agreement in the Facility Agreement or any other Loan Document shall mean and be a reference to the Facility Agreement as amended hereby.

(b)                                 Except as specifically amended above, the Facility Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Facility Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)                                 This Amendment is a Loan Document.

5.                                      Governing Law; Waiver of Trial by Jury.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

6.                                      Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.                                      Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

FLUOR CORPORATION, as the Borrower

By:	/s/ James M. Lucas
Name: James M. Lucas
Title: Senior Vice President, Tax and Treasurer

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of November 9, 2012

BNP PARIBAS, as Administrative Agent, an Issuing Lender and individually as a Lender

By:	/s/ Jamie Dillon
Name: Jamie Dillon
Title: Managing Director

By:	/s/ Joseph Mack
Name: Joseph Mack
Title: Vice President

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of November 9, 2012

BANK OF AMERICA, N.A., as an Issuing Lender and individually as a Lender

By:	/s/ Arthur Ng
Name: Arthur Ng
Title: Vice President

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of November 9, 2012

CITIBANK, N.A., as a Lender

By:	/s/ Brian Reed
Name: Brian Reed
Title: Vice President

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of November 9, 2012

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Issuing Lender and individually as a Lender

By:	/s/ Jason Krogh
Name: Jason Krogh
Title: Authorized Signatory

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of November 9, 2012

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Steven Aloupis
Name: Steven Aloupis
Title: Managing Director

By:	/s/ Hsing H. Huang
Name: Hsing H. Huang
Title: Associate Director

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of November 9, 2012

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as a Lender

By:	/s/ Blake Wright
Name: Blake Wright
Title: Managing Director

By:	/s/ James Austin
Name: James Austin
Title: Vice President

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of November 9, 2012

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Diane Emanuel
Name: Diane Emanuel
Title: Managing Director

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of November 9, 2012

LLOYDS BANK PLC, as a Lender

By:	/s/ Daven Popat
Name: Daven Popat
Title: Senior Vice President – P003

By:	/s/ Karen Weich
Name: Karen Weich
Title: Vice President – W011

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of November 9, 2012

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Dhiren Desai
Name: Dhiren Desai
Title: Vice President

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of November 9, 2012

SUMITOMO MITSUI BANKING CORPORATION, as an Issuing Lender and individually as a Lender

By:	/s/ David W. Kee
Name: David W. Kee
Title: Managing Director

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of November 9, 2012

ING BANK N.V., Dublin Branch, as a Lender

By:	/s/ Maurice Kenny
Name: Maurice Kenny
Title: Director

By:	/s/ Aidan Neill
Name: Aidan Neill
Title: Director

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of November 9, 2012

SANTANDER BANK, N.A., as a Lender

By:	/s/ William Maag
Name: William Maag
Title: Senior Vice President

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of November 9, 2012

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Lender

By:	/s/ Robert Grillo
Name: Robert Grillo
Title: Director

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of November 9, 2012

BARCLAYS BANK PLC, as a Lender

By:	/s/ Clare Morgan
Name: Clare Morgan
Title: Assistant Vice President

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of November 9, 2012

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Joe K. Dancy
Name: Joe K. Dancy
Title: Vice President

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of November 9, 2012

INTESA SANPAOLO S.P.A., as a Lender

By:	/s/ Manuela Insana
Name: Manuela Insana
Title: VP & Relationship Manager

By:	/s/ Gianluca Fiore
Name: Gianluca Fiore
Title: Global Relationship Manager

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of November 9, 2012

WESTPAC BANKING CORPORATION, as a Lender

By:	/s/ Richard Yarnold
Name: Richard Yarnold
Title: Senior Relationship Manager
Corporate and Institutional Banking

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of November 9, 2012

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of November 9, 2012